                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 23rd day of February, 1996.
                                                /s/ Dwayne O. Andreas
                                          ______________________________________
                                                    Dwayne O. Andreas

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 23rd day of February, 1996.

                                                 /s/ Warren E. Buffet
                                          ______________________________________
                                                     Warren E. Buffet

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to

register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                 /s/ Robert E. Denham
                                          ______________________________________
                                                     Robert E. Denham

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 23rd day of February, 1996.

                                                 /s/ Claire M. Fagin
                                          ______________________________________
                                                     Claire M. Fagin

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                /s/ John L. Haseltine
                                          ______________________________________
                                                    John L. Haseltine

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                /s/ Gedale B. Horowitz
                                          ______________________________________
                                                    Gedale B. Horowitz

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said

Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                /s/ Deryck C. Maughan
                                          ______________________________________
                                                    Deryck C. Maughan

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 23rd day of February, 1996.

                                                 /s/ David O. Maxwell
                                          ______________________________________
                                                     David O. Maxwell

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                  /s/ William F. May
                                          ______________________________________
                                                      William F. May

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                /s/ Charles T. Munger
                                          ______________________________________
                                                    Charles T. Munger

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.


                                                  /s/ Shigeru Myojin
                                          ______________________________________
                                                      Shigeru Myojin

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 23rd day of February, 1996.

                                                 /s/ Louis A. Simpson
                                          ______________________________________
                                                     Louis A. Simpson

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                 /s/ Robert G. Zeller
                                          ______________________________________
                                                     Robert G. Zeller

                               POWER OF ATTORNEY

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register securities, including, without limitation, debt securities and preferred stock.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of February, 1996.

                                                 /s/ Jerome H. Bailey
                                          ______________________________________
                                                     Jerome H. Bailey